Sound Equity Dividend Income ETF

Schedule of Investments

as of February 29, 2024 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Advertising - 5.3%
Omnicom Group, Inc.	11,526	$1,018,784
The Interpublic Group of Co., Inc.	12,391	389,077
		1,407,861

Apparel - 2.2%
Carter’s, Inc.	7,342	594,335

Banks - 5.8%
Citigroup, Inc.	15,267	847,166
M&T Bank Corp.	4,884	682,490
		1,529,656

Chemicals - 7.0%
Dow, Inc.	10,048	561,482
LyondellBasell Industries NV - Class A	12,712	1,274,759
		1,836,241

Commercial Services - 2.6%
H&R Block, Inc.	14,200	695,090

Computers - 4.6%
International Business Machines Corp.	6,580	1,217,497

Cosmetics & Personal Care - 3.9%
Kenvue, Inc.	23,111	439,109
Unilever PLC - ADR	11,907	583,086
		1,022,195

Diversified Financial Services - 3.2%
Franklin Resources, Inc.	30,958	849,797

Electric - 4.7%
Edison International	10,384	706,320
Entergy Corp.	5,183	526,437
		1,232,757

Healthcare - Products - 4.4%
Patterson Cos., Inc.	43,224	1,170,938

Insurance - 3.2%
Principal Financial Group, Inc.	10,602	857,278

Office & Business Equipment - 3.5%
Xerox Holdings Corp.	50,100	934,365

Oil & Gas - 8.7%
HF Sinclair Corp.	9,257	513,764
TotalEnergies SE - ADR	15,338	982,706
Valero Energy Corp.	5,642	798,117
		2,294,587

Packaging & Containers - 3.8%
Greif, Inc. - Class B	15,662	1,002,681

Pharmaceuticals - 12.6%
AbbVie, Inc.	4,666	821,449
GSK PLC - ADR	22,756	953,476
Organon & Co.	39,580	689,088
Pfizer, Inc.	32,765	870,238
		3,334,251

Pipelines - 8.0%
Enbridge, Inc.	27,921	961,041
ONEOK, Inc.	15,336	1,152,040
		2,113,081

Retail - 5.2%
MSC Industrial Direct Co., Inc. - Class A	6,935	700,019
Walgreens Boots Alliance, Inc.	31,270	664,800
		1,364,819

Savings & Loans - 1.8%
New York Community Bancorp, Inc.	96,973	464,501

Telecommunications - 7.3%
AT&T, Inc.	56,964	964,401
Cisco Systems, Inc.	20,072	970,882
		1,935,283

Toys, Games & Hobbies - 1.8%
Hasbro, Inc.	9,471	476,297
TOTAL COMMON STOCKS (Cost $25,349,939)		26,333,510

SHORT-TERM INVESTMENTS - 0.0%(a)
Money Market Funds - 0.0%(a)
First American Government Obligations Fund - Class X, 5.23%(b)	4,850	4,850
TOTAL SHORT-TERM INVESTMENTS (Cost $4,850)		4,850

TOTAL INVESTMENTS - 99.6% (Cost $25,354,789)		$26,338,360
Other Assets in Excess of Liabilities - 0.4%		102,512
TOTAL NET ASSETS - 100.0%		$26,440,872

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Summary of Fair Value Exposure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 29, 2024:

Sound Equity Dividend Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$26,333,510	$—	$—	$26,333,510
Money Market Funds	4,850	—	—	4,850
Total Assets	$26,338,360	$—	$—	$26,338,360

Refer to the Schedule of Investments for industry classifications.